SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant    [ X ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission
      Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Executive Help Services, Inc.
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[  ]  No fee required.

[ X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

                                  common stock

      (2)  Aggregate number of securities to which transaction applies:

                      eighteen million (18,000,000) shares

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         $0.25 per share based upon trading price of stock at 4/16/2001
         --------------------------------------------------------------

      (4)  Proposed maximum aggregate value of transaction:

                                  $4.5 million
                                  ------------

      (5)  Total fee paid:

                                    $900.00
                                    -------

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

      (1)      Amount Previously Paid:

      -----------------------------------------------------------------------

      (2)      Form, Schedule or Registration Statement No.:

      -----------------------------------------------------------------------

      (3)      Filing Party:

      -----------------------------------------------------------------------

      (4)      Date Filed:

      -----------------------------------------------------------------------

                          EXECUTIVE HELP SERVICES, INC.
                            8930 East Raintree Drive
                                    Suite 100
                            Scottsdale, Arizona 85260


                         NOTICE AND PROXY STATEMENT FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 15, 2001

To the Shareholders of Executive Help Services, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Executive Help Services, Inc., a Delaware corporation ("Executive Help") will be held at 8930 East Raintree Drive, Suite 100, Scottsdale, Arizona, 85260 on the 15th day of May, 2001, at 9:00 a.m. (Mountain Standard Time) for the following purpose:

     1. To approve the Agreement and Plan of Merger between the Company and AdZone Interactive, Inc., a New York corporation;

     2. To elect five directors to the Board of Directors to serve for a one year term; and

     3. To transact any and all other business that may properly come before the Meeting or any Adjournment(s) thereof.

     The Boards of Directors of the Companies have jointly fixed the close of business on March 31, 2001 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of the Company's Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. Shares can be voted at the Special Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed. A list of shareholders entitled to vote at the Special Meeting will be available for examination at the offices of the Company for ten
(10) days prior to the Special Meeting.

     You are cordially invited to attend the Special Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Special Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

                                             BY ORDER OF THE BOARD OF DIRECTORS
                                             EXECUTIVE HELP SERVICES, INC.

                                             /s/ Russell Stover Ivey
                                             -----------------------
                                             Russell Stover Ivey, President
                                             Scottsdale, Arizona, April 18, 2001




                             YOUR VOTE IS IMPORTANT

                          EXECUTIVE HELP SERVICES, INC.
                            8930 East Raintree Drive
                                    Suite 100
                            Scottsdale, Arizona 85260

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 15, 2001



                    SOLICITATION AND REVOCABILITY OF PROXIES

     The accompanying proxy is solicited by the Board of Directors on behalf of Executive Help Services, Inc., a Delaware corporation ("Executive Help"), to be voted at an Special Meeting of Shareholders of the Companies (the "Special Meeting") to be held on May 15, 2001, at the time and place and for the purposes set forth in the accompanying Notice of Shareholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Special Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of the other proposals set forth in the Notice.

     The executive offices of Executive Help are located at, and the mailing address is, 8930 East Raintree Drive, Suite 100, Scottsdale, Arizona, 85260.

     Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

     This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed on or about April 30, 2001.

     Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Special Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to Executive Help addressed to Russell Stover Ivey, President, Executive Help Services, Inc., 8930 East Raintree Drive, Suite 100, Scottsdale, Arizona, 85260; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Special Meeting.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

     The cost of preparing, printing, assembling, and mailing the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Companies.

                                QUORUM AND VOTING

     The record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting was the close of business on March 31, 2001 (the "Record Date"). On the Record Date, there were 9,896,000 shares of Common Stock issued and outstanding.

     Each shareholder of Common Stock is entitled to one vote on all matters to be acted upon at the Special Meeting and neither the Company's Articles of Incorporation (the "Articles of Incorporation") nor its Bylaws (the "Bylaws") allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock of the Company entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum of the entity is not present or represented at the Special Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Special Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock of the company voting at the meeting is required for the election of each of the nominees for director.

     Abstentions   and  broker   non-votes  will  be  counted  for  purposes  of
determining a quorum, but will not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal.


                                     SUMMARY

     The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this proxy statement and the exhibits hereto.

                                   The Meeting

Date, Time and Place of the Special Meeting
-------------------------------------------

     The Special Meeting of Executive Help Services, Inc. is scheduled to be held on May 15, 2001 at 9 a.m. in Executive Help's corporate offices at 8930 East Raintree Drive, Suite 100, Scottsdale, Arizona, 85260.

Record Date
-----------

     Only holders of record of shares of Common Stock at the close of business on March 31, 2001 are entitled to receive notice of and to vote at the Special Meeting.

Vote Required
-------------

     Assuming the presence of a quorum at the Special Meeting , the affirmative vote of the holders of a plurality of the shares of Common Stock of the Company represented and voting at the Special Meeting is required for (i) approval of the Plan and Agreement of Merger and (ii) the election of each nominee for director.

Recommendations
---------------

     THE BOARDS OF DIRECTORS OF THE COMPANIES UNANIMOUSLY RECOMMEND THAT THE COMPANIES' SHAREHOLDERS VOTE FOR THE PLAN AND AGREEMENT OF MERGER ("PROPOSAL 1") AND FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 2").

                                   THE COMPANY

1.    Background
--    ----------

General
-------

     Executive Help Services, Inc. was incorporated in Delaware on May 31, 1994 for the purpose of developing an Internet web site that would offer professional space planning and design of modular office furniture, pricing information, and direct ordering capabilities for the modular office systems purchaser. During 1997, the Company received its initial funding through the sale of common stock to investors. From inception until this initial funding, the Company had no material operating activities.

     In June 1999, Management decided to modify its original concept to capitalize on currently available Internet features designed to reach a broader user base and seek necessary capital in order that they could begin developing the Company's Internet site business. As a result, it entered into business as a primary office furnishings e-commerce web site for businesses ranging in size from office in home to the largest corporate fixed asset customers via its website "www.modularoffice.com." During this time, the Company became a reporting under the Securities and Exchange Act of 1934, after filing a Form 10SB with the United States Securities and Exchange Commission and began trading on the OTC Bulletin Board.

     Executive Help Acquisitions, Inc. ("Executive Acquisitions") was formed in Delaware on June 26, 2000 as a wholly-owned subsidiary of the Company, with William Crawford and Bobbie Jo Crawford (the Crawfords) as the sole officers and directors. The purpose of forming this entity was to use it in a merger with an outside entity controlled by the Crawfords.

     The Company entered into a Merger Agreement with ClickIncomes.com, Inc., a Nevada corporation ("ClickIncomes.com"), in September 2000. According to the terms of the Agreement, ClickIncomes.com was to merge with Executive Acquisitions, with Executive Acquisitions as the surviving corporation. This Agreement was terminated by mutual agreement of the parties in December 2000.

     William Crawford and Bobbie Jo Crawford, resigned in January 2001. At this time, Russell Stover Ivy was appointed President and Alan M. Smith was appointed Secretary and Treasurer. Mr. Ivy and Mr. Smith also were appointed to serve as the sole members of the Board of Directors. In conjunction with this change in management, the Company has changed its business direction and will now engage in the business of selling data reports over the Internet. The Company has entered into a letter of intent with AdZone Interactive, Inc. (AdZone) in February 2001.

Merger with AdZone Interactive, Inc.
------------------------------------

     The boards of directors of the Company and AdZone Interactive, Inc. ("AdZone") have approved a proposed business combination under the terms of a letter of intent. Under the terms of the letter of intent, a merger between the Company and AdZone wherein the Company will acquire all of the issued and outstanding shares of AdZone in exchange for the issuance to AdZone's shareholders of 18 million shares of common stock. The letter of intent has been approved by each of the board of directors and is now subject to shareholder approval.

     For the first thirty-six months following the signing of the final merger agreement and the approval of the shareholders, the board of the Company will consist of three members designated by AdZone stockholders (Charles Cardona, John Cardona, and Warren Hamburger, initially) and two designated by the Company's stockholders (Russell Ivy and Terry Neild, initially). Alan M. Smith, Secretary of the Company, has agreed to resign from his positions as officer and director effective as of the signing of the merger agreement between the parties.

AdZone Interactive, Inc.
------------------------

     AdZone is an Internet advertising research firm monitoring individual web sites and producing on line reports to its subscribers. AdZone compiles advertising activity and information regarding consumer expenditures. AdZone has a subscription based online application for accessing its data in a variety of customizable report formats for data from the United States, the United Kingdom, Europe, and Asia. Custom reports are also provided, for a fee, for the additional data collected.

     Founded in March 2000, AdZone consists of a CEO, CFO, President, four marketing staff, four development staff, two part time clerical staff, and ten research and coding staff. The President, CFO, and CEO are also involved in the marketing, product development, and acquisition activity. The first online reports were available June 2000, and, with the help of key clients, the product and methodology has been refined and sales began in October 2000. Data from the United States was introduced first, followed by data from the United Kingdom in July, from Europe in September, and from Asia in December. Data is currently being tested for Latin America and additional countries in other market areas. At this time no plans for expansion have been made.

     AdZone also offers several customized services. The content monitoring has allowed AdZone to monitor any of the 150,000 web sites in its database for various types of content. For example, AdZone recently monitored over 11,000 news websites for occurrences of the words "Gore, health care," "Bush, health care," "Gore, social security," and similar combinations. This product has considerable value to certain clients in a variety of fields. AdZone has identified the pharmaceutical industry as a candidate. The Banner Zone product provides custom reports on the creative executions of the various advertisements placed, such as banner buttons.

     Startup resources and funding for AdZone were provided by the Regency Group, Ltd., a strategic investment fund specializing in startup, technology based companies. Additional funding was provided by several board members.


Revenues
--------

     Revenues derive from sales of subscriptions, online application reports and custom reports. Other revenue sources include custom monitoring from the content monitoring (political) product. The market research industry is a $4.9 billion (as of 1998) annual industry, with the online portion being a $170 million (2000 estimate). (Numbers are from AMA Marketing News.) AdZone's current total expenses are approximately $125,000 per month. AdZone has had $298,500 revenues for the year end December 31, 2000 and $0 in revenue for the period from January 1, 2001 to March 31, 2001.

Competition
-----------

     AdZone has several competitors. The bulk of this marketplace is held by AdRelevance through its Media Metrix client base. Other competitors include:

          CMR - CMR offers AdNetTrack US, which offers Internet expenditure data from approximately 300 web sites. This product is somewhat similar in methodology to the AdZone reports, but AdZone feels its technology is superior and that its database contains more information on an increased number of sites.

          AdRelevance - AdRelevance is a division of Media Metrix and offers panel data and expenditure information on close to 1,000 web sites. AdRelevance offers an online application for accessing some of its data.

          Leading Web Advertisers - LWA offers custom reports on banner creativity. The company has an experienced management team and has some inroads into the marketplace.

2.    Security Ownership of Management and Principal Shareholders
--    -----------------------------------------------------------

     The following table sets forth as of December 31, 2000, the amount of the Company's Common Stock beneficially owned by each officer and director of the Company and by each person owning more than five percent of any class of the Company's voting securities. As of the date of the Memorandum, there is no other equity securities of the Company outstanding, other than the Common Stock.

Name and Address of              Number of     Percentage         Percentage
Beneficial Owner                 Shares        Before Merger      After Merger
----------------                 ------        -------------      ------------
Russell S. Ivy                   1,000,000     10.4%              9.0%
211 West Sealy Street
Alvin, Texas 77511

Alan M. Smith                    3,250,000*    33.9%              29.2%
2212 Russell Gardens
Edinburgh, Scotland

William Crawford                 540,000       5.6%               4.8%
2466 Colinas Paseo
El Cajon, California 92019

Bobbie Jo Crawford               540,000       5.6%               4.8%
2466 Colinas Paseo
El Cajon, California 92019

Officers and Directors as
a group                          4,250,000     44.3%              38.2%

*Mr. Smith holds these shares in the name of Centum Limited a Jersey, Channel Islands corporation, which is owned by a trust (Whistler Trust) in which Mr. Smith is the sole beneficiary.

3.    Voting Intentions of Certain Beneficial Owners and Management.
--    --------------------------------------------------------------

     To be ratified by the Shareholders, Proposal No. 1 and Proposal No. 2 each require the affirmative vote of a majority of the Company's outstanding voting securities present after quorum. The Company's directors and officers have advised the Company that they will vote the shares owned or controlled by them FOR each of the Proposals in this Proxy Statement. These shares represent 44.3% of the outstanding common stock of Executive Help.

4.    Additional Information.
--    -----------------------

     Executive Help is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W. Washington, D.C. 20549. Executive Help's Common Stock is traded on the over-the-counter bulletin board under the symbol EHSV.OB.

     The following documents filed by Executive Help with the Commission pursuant to the Exchange Act are incorporated herein by reference and made a part hereof:

     a. Executive Help's Annual Report on Form 10-KSB for the year ended March 31, 2000; and

     b. Executive Help's Quarterly Report on Form 10-QSB for the quarter ended December 31, 2000.

     All reports and documents filed by Executive Help pursuant to Section 13, 14 or 15(d) of the Exchange Act, after the date of this Proxy Statement, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective date of filing such documents. Any statement incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Proxy Statement.

     Executive Help hereby undertakes to provide without charge to each person, including any beneficial owner, to whom a copy of this Proxy Statement has been delivered, on the written request of any such person, a copy of any or all of the documents referred to above which have been or may be incorporated by reference in this Proxy Statement, other than exhibits to such documents. Written requests for such copies should be directed to Executive Help at 8930 East Raintree Drive, Suite 100, Scottsdale, Arizona, 85260.


5.    Director Compensation
--    ---------------------

     Compensation awarded to Directors of each of the Companies is listed below in response to question 7, "Remuneration and Executive Compensation."


6.    Compliance with Section 16(a)
--    -----------------------------

     Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") requires Executive Help's directors, officers and persons who own more than 10 percent of a registered class of Executive Help's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("the Commission"). Directors, officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to Section 16(a). Alan M. Smith through Centum Limited and Russell Ivy are beneficial owners of more than 10 percent of its registered Common Stock holding 33.9% and 10.4% respectively, for purposes of Section 16(a).

     Based solely upon a review of the copies of the forms furnished to Executive Help, Executive Help believes that during fiscal 2000 all filing requirements applicable to its directors and executive officers have not been satisfied and the appropriate forms will need to be filed.


7.    Remuneration and Executive Compensation
--    ---------------------------------------

     The following table sets forth for fiscal 2000 and 2001 compensation awarded or paid to Russell Stover Ivey, Executive Help's President and Director and to Alan M. Smith, Executive Help's Secretary/Treasurer and Director (collectively, the "named Executive Officers"). Other than as indicated in the table below, no executive officer of Executive Help received any annual compensation in the year ended December 31, 2000.


                           Summary Compensation Table

                                         Annual Compensation         Long Term Compensation
                                     ---------------------------------------------------------
                                                   Other           Restricted
                                                   Annual          Stock      Options/   LTIP           All Other
Name           Title      Year    Salary  Bonus    Compensation    Awarded    SARs (#)   payouts ($)    Compensation
----           -----      ----    ------  -----    ------------    -------    --------   -----------    ------------
Russell        President, 2000  $0        $0       $0              1,000,000  -0-        -0-           -0-
Stover Ivy     Director   2001  $0        $0       $0              -0-        -0-        -0-           -0-

Alan M.        Sec/Treas  2000  $0        $0       $0              3,000,000  -0-        -0-           -0-
Smith          Dir        2001  $0        $0       $0              -0-        -0-        -0-           -0-

     All of the foregoing amounts are estimates based upon the Company's internal forecasts and budgets. There can be no assurance that the amounts of compensation actually paid, or the persons to whom it is paid, will not differ materially from the above estimates.

     There are no current employment agreements between the Company and its executive officers.

     There are no annuity, pension or retirement benefits proposed to be paid to officers, directors or employees of either of the Companies in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by either of the Companies or any of their subsidiaries, if any.


8.     Information and Background of Officers and Directors
--     ----------------------------------------------------

     The following table shows the positions held by the officers and directors of the Company. The directors were appointed and will serve until the next annual meeting of the Companies' stockholders, and until their successors have been elected and have qualified. The officers were appointed to their positions, and continue in such positions at the discretion of the directors.

Executive Help
--------------

Russell Stover Ivy, President, Director. Mr. Ivy brings over nineteen years' consulting and management experience at small to medium sized corporations to the Company. Mr. Ivy has been involved in the startup, design, and implementation of numerous corporations ranging from small financial services corporations to publicly traded telecommunication companies. For the past six years, he has focused on providing various services to public companies.

Alan Montgomery Smith, Secretary, Treasurer, Director. Mr. Smith received his B.Sc. in Civil Engineering from Queen's University, Kingston, Ontario, Canada, in 1973 and his M.B.A., also from Queen's University, in 1975. He became a member of the Institutes of Chartered Accountants of Ontario in 1978 and of British Columbia in 1980. From November 1990 to May 1999 Mr. Smith provided audit, accounting, finance, and administrative consulting services to a wide range of privately owned and public companies through his wholly owned company, Avid Management Corporation. Since June 1999, Mr. Smith has managed his personal investment portfolio on a full time basis.

AdZone Interactive, Inc.
------------------------

Name                            Position
Charles A. Cardona III          Chief Executive Officer, Chairman, Founder
John Cardona                    President, Chief Operating Officer
Reidar Sjoen                    Chief Technology Officer, Founder

Charles A. Cardona III, Chief Executive Officer, Chairman, Founder. Mr. Cardona has twenty years' experience in the computer, Internet, and science fields and is the inventor of the NetGet data collection system. He has headed several successful technology and financial companies and most recently was President and CEO of Owl Data Systems. He served as President of Owl Data Systems from 1992 to 2000. Mr. Cardona served as Observatory Director and Board Member at Custer Institute for Research from 1984 to 1989. From 1989 to 1992, he acted as Subsidiary President of Roy Reeve Insurance.

John Cardona, President, Chief Operating Officer. Mr. Cardona has over eleven years' experience in advertising expenditure research data. He has managed several advertising data sales organizations and was formerly the director of sales for IAS/CMR Interactive. He served as director of sales from 1990 to 2000. Mr. Cardona's brother, Charles A. Cardona, III, is currently Chief Executive Officer.

Reidar Sjoen, Chief Technology Officer, Founder. Mr. Sjoen has twenty years' experience with scientific and statistical programming and is a lecturer on computer and Internet-related topics. He was formerly Vice President of Programming and Technical Services at Owl Data Systems. He served as Vice President from 1994 to 2000.

                                 PROPOSAL NO. 1:
                          PLAN AND AGREEMENT OF MERGER

     Control in Executive Help Services, Inc. ("Executive Help") by AdZone Interactive, Inc., a New York corporation ("AdZone"), has been approved by the boards of directors of both companies. The consideration for this change in control is as follows: Eighteen million (18,000,000) shares of the common stock of Executive Help will be given to the shareholders of AdZone. These shares are the only consideration paid by Executive Help or the Subsidiary as part of the merger.

     The change in control will occur under the terms of an Agreement and Plan of Merger (the "Agreement") between Executive Help and AdZone. A copy of this plan is attached hereto. Under the terms of the Agreement, AdZone will merge with Executive Help, with Executive Help as the surviving entity. A change in control will occur as a result of a term of the Agreement requiring that, after the merger, the board of directors of Executive Help will be increased to five members and a new board of directors, as identified in the Agreement, will take office. These members will include three members selected by AdZone and two selected by Executive Help. Additionally, Alan M. Smith will resign as an officer and director of Executive Help upon signing of the Merger Agreement, although he will retain his shares in the Company.

THE BOARD OF DIRECTORS OF BOTH OF THE COMPANIES RECOMMEND A VOTE FOR THE PLAN AND AGREEMENT OF MERGER


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                                 PROPOSAL NO. 2:
                            ELECTION OF BOARD MEMBERS

     The Bylaws of Executive Help, Article II provide that the number of directors that shall constitute the whole board shall be not less than one (1). The number of directors presently comprising the Board of Directors is two (2). Five (5) directors are proposed.

Nominees
--------

     Unless otherwise directed in the enclosed proxy, it is the intention of the persons named in such proxy to nominate and to vote the shares represented by such proxy for the election of the following named nominees for the office of director of Executive Help, to hold office until next annual meeting of the shareholders or until their respective successors shall have been duly elected and shall have qualified. .

1.    Information Concerning Nominees
--    -------------------------------

Name                       Position                     Director/Officer Since
----                       --------                     ----------------------
Russell Ivy                President, Director          2000
Terry Neild                Director                     New Nominee
Charles Cardona            Director                     New Nominee
John Cardona               Director                     New Nominee
Warren Hamberger           Director                     New Nominee

Russell Stover Ivy, President, Director. Mr. Ivy brings over nineteen years' consulting and management experience at small to medium sized corporations to the Company. Mr. Ivy has been involved in the startup, design, and implementation of numerous corporations ranging from small financial services corporations to publicly traded telecommunication companies. For the past six years, he has focused on providing various services to public companies.

Terry Neild. Director. Mr. Neild is currently Chairman of the Board and CEO of Future Carz, Inc. and a Director of Regency Group Limited, both reporting issuers. He was also a founder and Director of National Scientific Corporation from its inception in 1995 until11997. Mr. Neild is President of Investment Capital Corporation, a venture capital corporation that assists small companies in obtaining funding and moving forward with their business plans. From 1986 to 1990 he was a board member and founder of Clearly Canadian Beverage Company. Mr. Neild is a professional accountant and has held a number of senior financial positions with three Fortune 500 companies from 1868 through 1978.

Charles A. Cardona III, Director. Mr. Cardona has twenty years' experience in the computer, Internet, and science fields and is the inventor of the NetGet data collection system. He has headed several successful technology and financial companies and most recently was President and CEO of Owl Data Systems. He served as President of Owl Data Systems from 1992 to 2000. Mr. Cardona served as Observatory Director and Board Member at Custer Institute for Research from 1984 to 1989. From 1989 to 1992, he acted as Subsidiary President of Roy Reeve Insurance.

John Cardona, Director. Mr. Cardona has over eleven years' experience in advertising expenditure research data. He has managed several advertising data sales organizations and was formerly the director of sales for IAS/CMR Interactive. He served as director of sales from 1990 to 2000. Mr. Cardona's brother, Charles A. Cardona, III, is currently Chief Executive Officer.

Warren Hamberger. Director. Mr. Hamberger has been in private practice as an attorney since 1980. He received his B.S. in Business Administration from Duquesne University in 1975 and his J.D. from the New England School of Law in 1980.

     The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. No nominee is related by blood, marriage, or adoption to another nominee or to any executive officer of the Company or its subsidiaries or affiliates.

     Assuming the presence of a quorum, each of the nominees for director of the Company requires for his election the approval of the holders of a plurality of the shares of Common Stock represented and voting at the Special Meeting.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.